Exhibit 99.2

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HOMESTEAD ROAD N

Kroger
HIBBETT SPORTS

TROPICAL SMOOTHIE CAFE

EXTRA LOW PRICES
FOOD LION
DELI BAKERY

Supplemental Operating and Financial Data
for the three months and year ended December 31, 2016

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. Wheeler’s common stock, Series B convertible preferred stock, Series D cumulative convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP”, "WHLRD" and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management
Jon S. Wheeler - Chairman & CEO
Wilkes J. Graham - CFO
Matthew T. Reddy - CAO
Robin A. Hanisch - Secretary
David R. Kelly - CIO
Andy Franklin - Senior VP of Operations

Board of Directors
Jon S. Wheeler, Chairman	William W. King
Stewart J. Brown	Carl B. McGowan, Jr.
Kurt R. Harrington	John McAuliffe
David Kelly	Jeffrey M. Zwerdling
John W. Sweet

Investor Relations Contact	Transfer Agent and Registrar
Laura Nguyen Director of Investor Relations 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.WHLR.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended December 31, 2016 (Unaudited)

Financial Results
Net loss attributable to Wheeler REIT common stockholders	$(6,213,349)
Net loss per basic and diluted share	$(0.09)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (1)	$(988,804)
FFO per common share and OP unit	$(0.01)
Adjusted FFO (AFFO) (1)	$1,450,934
AFFO per common share and OP unit	$0.02
Pro forma AFFO per common share and OP unit (2)	$0.05

Assets
Investment Properties, net (less accumulated depreciation and amortization) (3)	$389,097,082
Total Assets	$489,046,335
Debt to Total Assets (3)	64.42%
Debt to Gross Asset Value	62.58%

Market Capitalization
Common shares outstanding	68,030,549
OP units outstanding	6,095,634
Total common shares and OP units	74,126,183
Range of Common Stock prices for the fourth quarter 2016	$1.50-$1.80
Common Stock closing price at year end	$1.70
Total number of Series B preferred shares	1,871,244
Range of Series B preferred prices for the fourth quarter 2016	$20.63-$23.00
Series B preferred closing price at year end	$22.15
Total number of Series D preferred shares	2,237,000
Range of Series D preferred closing prices for the fourth quarter 2016	$23.01-$25.50
Series D preferred price at year end	$23.50
Total debt (3)	$315,047,889
Common Stock market capitalization (as of December 31, 2016 closing stock price)	$115,651,933

Portfolio Summary
Total Gross Leasable Area (GLA) in sq. ft.	4,906,511
Occupancy Rate	94.0%
Annualized Base Rent	$44,568,047
Total number of leases signed or renewed during 2016	116
Total sq. ft. leases signed or renewed during 2016	434,591
(1)    See page 15 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    See page 7 for the Company's calculation of Pro Forma AFFO.
(3)    Investment properties, net includes investment properties held for sale. Debt to total assets includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Consolidated Balance Sheets

	December 31,
	2016	2015
ASSETS:
Investment properties, net	$388,880,290	$238,764,631
Cash and cash equivalents	4,863,372	10,477,576
Restricted cash	9,652,178	7,592,984
Rents and other tenant receivables, net	3,983,949	2,970,380
Related party receivable	1,456,131	482,320
Notes receivable	12,000,000	—
Goodwill	5,485,823	5,485,823
Assets held for sale	365,880	1,692,473
Above market lease intangible, net	12,962,169	6,517,529
Deferred costs and other assets, net	49,396,543	35,259,526
Total Assets	$489,046,335	$309,243,242
LIABILITIES:
Loans payable, net	$305,972,679	$184,629,082
Liabilities associated with assets held for sale	1,350,000	1,992,318
Below market lease intangible, net	12,680,405	7,721,335
Accounts payable, accrued expenses and other liabilities	11,320,614	7,533,769
Total Liabilities	331,323,698	201,876,504
Commitments and contingencies	—	—
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 and 0 shares authorized, 2,237,000 and 0 shares issued and outstanding, respectively; $55.93 million aggregate liquidation preference)	52,530,051	—
EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	452,971	452,971
Series B Convertible Preferred Stock (no par value, 5,000,000 and 3,000,000 shares authorized, 1,871,244 and 729,119 shares issued and outstanding, respectively; $46.78 million and $18.23 million aggregate liquidation preference, respectively)	40,732,621	17,085,147
Common Stock ($0.01 par value, 150,000,000 and 150,000,000 shares authorized, 68,030,549 and 66,259,673 shares issued and outstanding, respectively)	680,305	662,596
Additional paid-in capital	223,344,937	220,370,984
Accumulated deficit	(170,377,414)	(140,306,846)
Total Shareholders’ Equity	94,833,420	98,264,852
Noncontrolling interests	10,359,166	9,101,886
Total Equity	105,192,586	107,366,738
Total Liabilities and Equity	$489,046,335	$309,243,242

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
TOTAL REVENUES	$12,027,833	$9,233,600	$44,160,408	$27,615,458
OPERATING EXPENSES:
Property operations	3,399,475	2,832,261	11,898,190	8,351,456
Non-REIT management and leasing services	215,488	175,647	1,567,128	1,174,833
Depreciation and amortization	5,330,609	5,160,298	20,636,940	16,882,462
Provision for credit losses	228,614	28,713	424,925	243,029
Corporate general & administrative	3,633,901	2,800,761	9,924,361	13,415,961
Total Operating Expenses	12,808,087	10,997,680	44,451,544	40,067,741
Operating Loss	(780,254)	(1,764,080)	(291,136)	(12,452,283)
Interest income	390,559	5,009	691,937	118,747
Interest expense	(3,554,669)	(2,593,300)	(13,356,111)	(9,043,761)
Net Loss from Continuing Operations Before Income Taxes	(3,944,364)	(4,352,371)	(12,955,310)	(21,377,297)
Income tax expense	(107,464)	—	(107,464)	—
Net Loss from Continuing Operations	(4,051,828)	(4,352,371)	(13,062,774)	(21,377,297)
Discontinued Operations
Income from discontinued operations	20,996	151,698	136,459	499,781
Gain on disposal of properties	(535)	2,104,114	688,289	2,104,114
Net Income from Discontinued Operations	20,461	2,255,812	824,748	2,603,895
Net Loss	(4,031,367)	(2,096,559)	(12,238,026)	(18,773,402)
Less: Net income (loss) attributable to noncontrolling interests	(267,777)	78,571	(1,035,456)	(1,252,723)
Net Loss Attributable to Wheeler REIT	(3,763,590)	(2,175,130)	(11,202,570)	(17,520,679)
Preferred stock dividends	(2,449,759)	(511,300)	(4,713,169)	(13,627,532)
Deemed dividend related to beneficial conversion feature of preferred stock	—	—	—	(72,644,506)
Net Loss Attributable to Wheeler REIT Common Shareholders	$(6,213,349)	$(2,686,430)	$(15,915,739)	$(103,792,717)

Loss per share from continuing operations (basic and diluted)	$(0.09)	$(0.07)	$(0.25)	$(2.73)
Income per share from discontinued operations	—	0.03	0.01	0.06
	$(0.09)	$(0.04)	$(0.24)	$(2.67)
Weighted-average number of shares:
Basic and Diluted	67,981,896	66,189,261	67,362,991	38,940,463

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (1)

FFO and AFFO	Three Months Ended December 31,		Years Ended December 31,
	2016	2015 (4)	2016	2015 (4)
Net loss	$(4,031,367)	$(2,096,559)	$(12,238,026)	$(18,773,402)
Depreciation of real estate assets from continuing operations	5,330,609	5,160,297	20,636,940	16,882,462
Depreciation of real estate assets from discontinued operations	—	—	—	579,891
Depreciation of real estate assets	5,330,609	5,160,297	20,636,940	17,462,353
Loss (gain) on sale of discontinued operations	535	(2,104,114)	(688,289)	(2,104,114)
Total FFO	1,299,777	959,624	7,710,625	(3,415,163)
Preferred stock dividends	(2,449,759)	(511,300)	(4,713,169)	(13,627,532)
Preferred stock accretion adjustments	161,178	88,525	416,598	8,925,221
FFO available to common shareholders and common unitholders	(988,804)	536,849	3,414,054	(8,117,474)
Acquisition costs	1,114,440	703,659	2,028,742	3,871,037
Capital related costs	203,015	207,584	513,562	2,655,474
Other non-recurring and non-cash expenses (2)	157,361	203,944	663,618	770,757
Share-based compensation	872,660	191,000	1,454,410	547,000
Straight-line rent	(162,822)	(68,843)	(385,965)	(270,873)
Loan cost amortization	661,235	252,190	2,125,582	1,300,901
Above (below) market lease amortization	(39,838)	53,678	29,371	616,665
Perimeter legal accrual	—	5,478	—	133,282
Accrued interest income	(120,987)	—	(415,025)	—
Recurring capital expenditures and tenant improvement reserves	(245,326)	(221,400)	(759,900)	(658,500)
AFFO	$1,450,934	$1,864,139	$8,668,449	$848,269

Weighted Average Common Shares	67,981,896	66,189,261	67,362,991	38,940,463
Weighted Average Common Units	5,946,188	4,058,398	5,513,296	3,863,339
Total Common Shares and Units	73,928,084	70,247,659	72,876,287	42,803,802
FFO per Common Share and Common Units	$(0.01)	$0.01	$0.05	$(0.19)
AFFO per Common Share and Common Units	$0.02	$0.03	$0.12	$0.02
Pro forma AFFO per Common Share and Common Units (3)	$0.05		$0.21
(1)    See page 15 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Annual other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our December 2016 Annual Report on Form 10-K.
(3)    Pro forma AFFO assumes the following transactions had occurred on January 1, 2016: (i) the A-C Portfolio, Sangaree Plaza, Tri-County Plaza, Berkley Shopping Center, Riverbridge Shopping Center, Laburnum Square, Franklin Village, Village at Martinsville, New Market Crossing, and Rivergate Shopping Center acquisitions; the sales of Starbucks/Verizon; and the Series B and D Preferred Stock capital raises.  Adjustments also include $46 thousand bad debt expense for six months for Career Point and otherwise a 0.5% bad debt reserve based on NOI, $60 thousand a month in development fees, 15% pre-tax profit on non-reit business, and adjustments for seasonal expenses.  Additionally, we excluded all non-recurring expenses detailed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our December 2016 Annual Report on Form 10-K, and any additional common stock and common units issued during the year ended December 31, 2016 were outstanding for the entire period. The Pro forma AFFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on January 1, 2016, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on January 1, 2016.
(4)    We did not provide Pro Forma AFFO per common share and common unit for 2015 as we consider it not meaningful to the 2016 presentation.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Property Net Operating Income	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
Property Revenues	$11,590,957	$9,055,735	$42,097,531	$26,664,484
Property Expenses	3,399,475	2,832,261	11,898,190	8,351,456
Property Net Operating Income	8,191,482	6,223,474	30,199,341	18,313,028
Asset Management and Commission Revenue	361,937	177,865	1,818,793	950,974
Other Non-property Income	74,939	—	244,084	—
Other Income	436,876	177,865	2,062,877	950,974
Non-REIT management and leasing services	215,488	175,647	1,567,128	1,174,833
Depreciation and amortization	5,330,609	5,160,298	20,636,940	16,882,462
Provision for credit losses	228,614	28,713	424,925	243,029
Corporate general & administrative	3,633,901	2,800,761	9,924,361	13,415,961
Total Other Operating Expenses	9,408,612	8,165,419	32,553,354	31,716,285
Interest income	390,559	5,009	691,937	118,747
Interest expense	(3,554,669)	(2,593,300)	(13,356,111)	(9,043,761)
Net Loss from Continuing Operations Before Income Taxes	(3,944,364)	(4,352,371)	(12,955,310)	(21,377,297)
Income tax expense	(107,464)	—	(107,464)	—
Net Loss from Continuing Operations	(4,051,828)	(4,352,371)	(13,062,774)	(21,377,297)
Discontinued Operations
Income from discontinued operations	20,996	151,698	136,459	499,781
Gain (loss) on disposal of properties	(535)	2,104,114	688,289	2,104,114
Net Income from Discontinued Operations	20,461	2,255,812	824,748	2,603,895
Net Loss	$(4,031,367)	$(2,096,559)	$(12,238,026)	$(18,773,402)

.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

EBITDA	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
Net Loss	$(4,031,367)	$(2,096,559)	$(12,238,026)	$(18,773,402)
Add back: Depreciation and amortization (1)	5,290,771	5,213,975	20,666,311	18,079,018
Interest Expense (2)	3,568,053	2,618,384	13,425,458	9,758,842
Income taxes	107,464	—	107,464	—
EBITDA	4,934,921	5,735,800	21,961,207	9,064,458
Adjustments for items affecting comparability:
Acquisition costs	1,114,440	703,659	2,028,742	3,871,037
Capital related costs	203,015	207,584	513,562	2,655,474
Other non-recurring expenses (3)	157,361	203,944	663,618	770,757
Gain on disposal of properties	535	(2,104,114)	(688,289)	(2,104,114)
Adjusted EBITDA	$6,410,272	$4,746,873	$24,478,840	$14,257,612
(1)    Includes above (below) market lease amortization and amounts associated with assets held for sale.
(2)    Includes loan cost amortization and amounts associated with assets held for sale.
(3)    Annual other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our December 2016 Annual Report on Form 10-K.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Debt Summary
For the Year Ended December 31, 2016
Loans Payable: $315.0 million
Weighted Average Interest Rate: 4.34%
Total Debt to Total Assets: 64.42%

Debt from Continuing Operations:

Maturities by Year	Amount for the Years Ending December 31,	% Total Maturities
2017	$17,447,169	5.56%
2018	82,642,065	26.34%
2019	26,377,589	8.41%
2020	9,089,332	2.90%
2021	1,651,389	0.53%
Thereafter	176,490,345	56.26%
Total principal maturities	$313,697,889	100.00%

Debt Associated with Assets Held for Sale:

Maturities by Year	Amount for the Years Ending December 31,	% Total Maturities
2017	$—	0.00%
2018	—	0.00%
2019	—	0.00%
2020	24,580	1.82%
2021	27,901	2.07%
Thereafter	1,297,519	96.11%
Total principal maturities	$1,350,000	100.00%

Total Debt:

Maturities by Year	Amount for the Years Ending December 31,	% Total Maturities
2017	$17,447,169	5.54%
2018	82,642,065	26.23%
2019	26,377,589	8.37%
2020	9,113,912	2.89%
2021	1,679,290	0.53%
Thereafter	177,787,864	56.44%
Total principal maturities	$315,047,889	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Debt Summary (continued)

	Monthly Payment				December 31,
Property/Description			Interest Rate	Debt Maturity	2016	2015
Shoppes at Eagle Harbor	$25,100		4.34%	March 2018	$3,492,178	$3,634,085
Monarch Bank Building	$9,473		4.15%	December 2017	1,319,767	1,376,452
Perimeter Square	Interest Only		4.06%	August 2026	4,500,000	4,166,406
Riversedge North	$8,802		6.00%	January 2019	914,026	962,281
Walnut Hill Plaza	$24,273		5.50%	July 2017	3,439,587	3,535,606
Twin City Commons	$17,827		4.86%	January 2023	3,169,620	3,225,473
Shoppes at TJ Maxx	$33,880		3.88%	May 2020	5,907,597	6,081,272
Vantage South Bank Line of Credit	Interest only		4.25%	September 2017	3,000,000	—
KeyBank Line of Credit	Interest only		3.24%	May 2018	74,077,250	6,873,750
Forrest Gallery	$50,973		5.40%	September 2023	8,802,243	8,926,712
Tampa Festival	$50,797		5.56%	September 2023	8,502,198	8,627,294
Starbucks/Verizon	$4,383		5.00%	July 2019	—	632,042
Winslow Plaza	Interest only		4.82%	December 2025	4,620,000	4,620,000
Cypress Shopping Center	$34,360		4.70%	July 2024	6,585,228	6,625,000
Harrodsburg Marketplace	$19,112		4.55%	September 2024	3,616,999	3,677,501
Port Crossing	$34,788		4.84%	August 2024	6,370,373	6,471,636
LaGrange Marketplace	$15,065		5.50%	March 2020	2,369,225	2,418,212
Freeway Junction	$31,265		4.60%	September 2024	8,119,327	8,150,000
DF I-Edenton	$250,000	(1)	3.75%	September 2016	—	650,000
DF I-Moyock	$10,665		5.00%	July 2019	309,319	418,538
Graystone Crossing	$15,672		4.55%	October 2024	3,990,048	4,000,000
Bryan Station	$17,421		4.52%	November 2024	4,618,932	4,625,000
Crockett Square	Interest only		4.47%	December 2024	6,337,500	6,337,500
Harbor Point	$11,024		5.85%	December 2018	649,366	732,685
Pierpont Centre	Interest only		4.15%	February 2025	9,800,000	9,800,000
Alex City Marketplace	Interest only		3.95%	April 2025	5,750,000	5,750,000
Butler Square	Interest only		3.90%	May 2025	5,640,000	5,640,000
Brook Run Shopping Center	Interest only		4.08%	June 2025	10,950,000	10,950,000
Beaver Ruin Village I and II	Interest only		4.73%	July 2025	9,400,000	9,400,000
Columbia Fire Station	Interest only		8.00%	December 2017	487,408	450,053
Sunshine Shopping Plaza	Interest only		4.57%	August 2025	5,900,000	5,900,000
Barnett Portfolio	Interest only		4.30%	September 2025	8,770,000	8,770,000
Grove Park Shopping Center	Interest only		4.52%	October 2025	3,800,000	3,800,000
Parkway Plaza	Interest only		4.57%	October 2025	3,500,000	3,500,000
Conyers Crossing	Interest only		4.67%	October 2025	5,960,000	5,960,000
Fort Howard Shopping Center	Interest only		4.57%	October 2025	7,100,000	7,100,000
Chesapeake Square	$23,857		4.70%	August 2026	4,577,709	—
Revere Loan	Interest only		8.00%	April 2017	7,450,000	—
Senior convertible notes	Interest only		9.00%	December 2018	1,400,000	3,000,000
Senior non-convertible notes	Interest only		9.00%	January 2016	—	2,160,000
South Carolina Food Lions Note	$68,320		5.25%	January 2024	12,224,489	12,375,000
Sangaree/Tri-County/Berkley	Interest only		4.78%	December 2026	9,400,000	—
Franklin	Interest only		4.93%	January 2027	8,515,000	—
Rivergate	Interest only		3.67%	December 2019	24,212,500	—
Riverbridge	Interest only		4.48%	December 2026	4,000,000	—
Lumber River	Interest only		3.67%	June 2018	1,500,000	—
Total principal balance					315,047,889	191,322,498
Unamortized debt issuance costs					(7,725,210)	(4,726,610)
Total Loans Payable (2)					$307,322,679	$186,595,888
(1) Represents quarterly payment.
(2) Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Portfolio Summary (as of December 31, 2016)

Property	Location	Number of Tenants	Gross Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent (1)	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	18	147,791	146,591	99.2%	1,081,763	7.38
Amscot Building (2)	Tampa, FL	1	2,500	2,500	100.0%	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,038	63,214	85.4%	1,046,318	16.55
Beaver Ruin Village II	Lilburn, GA	4	34,925	34,925	100.0%	410,403	11.75
Berkley (3)	Norfolk, VA	—	—	—	—%	—	—
Berkley Shopping Center	Norfolk, VA	11	47,945	45,140	94.2%	358,414	7.94
Brook Run Shopping Center	Richmond, VA	18	147,738	133,927	90.7%	1,496,685	11.18
Brook Run Properties (3)	Richmond, VA	—	—	—	—%	—	—
Bryan Station	Lexington, KY	8	54,397	50,397	92.7%	507,008	10.06
Butler Square	Mauldin, SC	16	82,400	82,400	100.0%	789,180	9.58
Cardinal Plaza	Henderson, NC	6	50,000	45,500	91.0%	430,250	9.46
Carolina Place (3)	Onley, VA	—	—	—	—%	—	—
Chesapeake Square	Onley, VA	12	99,848	81,614	81.7%	688,193	8.43
Clover Plaza	Clover, SC	9	45,575	45,575	100.0%	348,512	7.65
Columbia Fire Station (5)	Columbia, SC	—	—	—	—%	—	—
Conyers Crossing	Conyers, GA	14	170,475	169,425	99.4%	966,678	5.71
Courtland Commons (3)	Courtland, VA	—	—	—	—%	—	—
Crockett Square	Morristown, TN	3	107,122	99,122	92.5%	812,322	8.20
Cypress Shopping Center	Boiling Springs, SC	17	80,435	79,035	98.3%	844,116	10.68
Darien Shopping Center	Darien, GA	1	26,001	26,001	100.0%	208,008	8.00
Devine Street	Columbia, SC	2	38,464	38,464	100.0%	549,668	14.29
Edenton Commons (3)	Edenton, NC	—	—	—	—%	—	—
Folly Road	Charleston, SC	5	47,794	47,794	100.0%	720,863	15.08
Forrest Gallery	Tullahoma, TN	27	214,451	178,436	83.2%	1,138,754	6.38
Fort Howard Shopping Center	Rincon, GA	17	113,652	109,152	96.0%	971,889	8.90
Franklin Village	Kittanning, PA	29	151,673	151,673	100.0%	1,143,829	7.54
Franklinton Square	Franklinton, NC	13	65,366	59,300	90.7%	537,182	9.06
Freeway Junction	Stockbridge, GA	15	156,834	150,874	96.2%	1,096,623	7.27
Georgetown	Georgetown, SC	2	29,572	29,572	100.0%	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0%	524,588	23.85
Grove Park	Orangeburg, SC	15	106,557	93,579	87.8%	669,417	7.07
Harbor Point (3)	Grove, OK	—	—	—	—%	—	—
Harrodsburg Marketplace	Harrodsburg, KY	9	60,048	60,048	100.0%	441,940	7.36
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0%	151,779	19.46
Laburnum Square	Richmond, VA	22	109,405	109,405	100.0%	938,268	8.58
Ladson Crossing	Ladson, SC	14	52,607	50,207	95.4%	731,085	14.56
LaGrange Marketplace	LaGrange, GA	13	76,594	73,594	96.1%	411,085	5.59
Lake Greenwood Crossing	Greenwood, SC	6	47,546	41,546	87.4%	408,841	9.84
Lake Murray	Lexington, SC	5	39,218	39,218	100.0%	349,510	8.91
Laskin Road (3)	Virginia Beach, VA	—	—	—	—%	—	—
Litchfield Market Village	Pawleys Island, SC	18	86,740	72,763	83.9%	1,063,340	14.61
Lumber River Village	Lumberton, NC	11	66,781	66,781	100.0%	511,006	7.65
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0%	265,796	73.42
Moncks Corner	Moncks Corner, SC	1	26,800	26,800	100.0%	324,390	12.10
Nashville Commons	Nashville, NC	12	56,100	56,050	99.9%	575,977	10.28
New Market Crossing	Mt. Airy, NC	11	116,976	104,468	89.3%	931,517	8.92
Parkway Plaza	Brunswick, GA	5	52,365	50,765	96.9%	536,069	10.56
Perimeter Square	Tulsa, OK	7	58,277	55,440	95.1%	733,601	13.23
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.0%	1,450,993	11.87
Port Crossing	Harrisonburg, VA	9	65,365	64,000	97.9%	799,589	12.49
Ridgeland	Ridgeland, SC	1	20,029	20,029	100.0%	140,203	7.00
Riverbridge Shopping Center	Carrollton, GA	11	91,188	89,788	98.5%	660,038	7.35
Riversedge North (4)	Virginia Beach, VA	—	—	—	—%	—	—
Rivergate Shopping Center	Macon, GA	32	205,810	200,177	97.3%	2,936,715	14.67
Sangaree Plaza	Summerville, SC	9	66,948	66,948	100.0%	577,360	8.62
Shoppes at Myrtle Park	Bluffton, SC	11	56,380	55,376	98.2%	913,674	16.50
Shoppes at TJ Maxx	Richmond, VA	18	93,624	93,624	100.0%	1,128,459	12.05
South Lake	Lexington, SC	10	44,318	44,318	100.0%	419,349	9.46
South Park	Mullins, SC	2	60,734	43,218	71.2%	491,245	11.37
South Square	Lancaster, SC	5	44,350	39,850	89.9%	321,742	8.07
St. George Plaza	St. George, SC	4	59,279	41,328	69.7%	273,186	6.61
St. Matthews	St. Matthews, SC	5	29,015	25,314	87.2%	307,382	12.14
Sunshine Plaza	Lehigh Acres, FL	22	111,189	109,186	98.2%	999,936	9.16
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0%	292,995	6.86
Tampa Festival	Tampa, FL	20	137,987	135,387	98.1%	1,224,605	9.05
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0%	456,539	19.59
Tri-County Plaza	Royston, GA	7	67,577	61,177	90.5%	445,450	7.28

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Property	Location	Number of Tenants	Gross Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent (1)	Annualized Base Rent per Leased Sq. Foot
Tulls Creek (3)	Moyock, NC	—	—	—	—%	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0%	453,763	9.52
Village of Martinsville	Martinsville, VA	18	297,950	286,431	96.1%	2,230,040	7.79
Walnut Hill Plaza	Petersburg, VA	10	87,239	61,417	70.4%	501,891	8.17
Waterway Plaza	Little River, SC	10	49,750	49,750	100.0%	477,718	9.60
Westland Square	West Columbia, SC	9	62,735	48,290	77.0%	443,336	9.18
Winslow Plaza	Sicklerville, NJ	14	40,695	35,400	87.0%	523,908	14.80
Total Portfolio		705	4,906,511	4,611,642	94.0%	$44,568,047	$9.66

(1) Annualized base rent per leased square foot excludes the impact of tenant concessions.
(2) We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases with parties that are affiliates of Jon Wheeler. As discussed in the financial statements in Item 15, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options.
(3) This information is not available because the property is undeveloped.
(4) This property is our corporate headquarters that we 100% occupy.
(5) This information is not available because the property is a redevelopment property.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Top Ten Tenants by Annualized Base Rent
(as of December 31, 2016)

Total Tenants : 705

Tenants	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Gross Leasable Square Feet	% of Total Gross Leasable Square Feet	Base Rent Per Leased Square Foot
1. Bi-Lo	$5,398	12.11%	554,073	11.29%	$9.74
2. Food Lion	2,691	6.04%	325,576	6.64%	8.27
3. Piggly Wiggly	1,356	3.04%	136,343	2.78%	9.95
4. Kroger	1,294	2.90%	186,064	3.79%	6.95
5. Winn Dixie	1,236	2.77%	179,175	3.65%	6.90
6. Hobby Lobby	675	1.51%	114,298	2.33%	5.91
7. Harris Teeter	578	1.30%	39,946	0.81%	14.47
8. Lowes Foods	571	1.28%	54,838	1.12%	10.41
9. Family Dollar	546	1.23%	75,291	1.53%	7.25
10. Dollar Tree	470	1.05%	59,533	1.21%	7.89
	$14,815	33.23%	1,725,137	35.15%	$8.59

Leasing Summary
(as of December 31, 2016)

Gross Leasable Area: 4,906,511 square feet
Total Square Footage Leased: 4,611,642 square feet
Occupancy Rate: 94.0%

Lease Expiration Schedule

Lease Expiration Year Ended December 31,	Number of Expiring Leases	Total Expiring Gross Leasable Square Footage	% of Total Expiring Gross Leasable Square Footage	% of Total Leased Square Footage Expiring	Expiring Annualized Base Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent Per Leased Square Foot
Available	—	294,869	6.01%		$—	—	$—
2017	112	351,660	7.17%	7.63%	4,043	9.07%	11.50
2018	133	757,654	15.44%	16.43%	7,039	15.79%	9.29
2019	144	740,276	15.09%	16.05%	7,250	16.27%	9.79
2020	113	910,696	18.56%	19.75%	8,143	18.27%	8.94
2021	77	531,905	10.84%	11.53%	4,970	11.15%	9.34
2022	42	250,841	5.11%	5.44%	2,560	5.74%	10.21
2023	17	318,627	6.49%	6.91%	2,638	5.92%	8.28
2024	18	145,502	2.97%	3.16%	1,433	3.22%	9.85
2025	16	251,511	5.13%	5.45%	2,430	5.45%	9.66
2026 and thereafter	33	352,970	7.19%	7.65%	4,062	9.12%	11.51
		4,906,511	100.00%	100.00%	$44,568	100.00%	$9.66

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, income taxes, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	16